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                                                                    Exhibit 10.3

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                                FOURTH AMENDMENT

                             DATED OCTOBER 15, 1999

                                     TO THE

                          SECURITIES PURCHASE AGREEMENT

                               DATED MAY 13, 1998

                                  BY AND AMONG

                          FURMAN SELZ INVESTORS II L.P.
                            FS EMPLOYEE INVESTORS LLC
                              FS PARALLEL FUND L.P.
                            BANCBOSTON VENTURES INC.
                                 FLYNN PARTNERS

                                       AND

                             ASCENT PEDIATRICS, INC.

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                  FOURTH AMENDMENT dated as of the 15th day of October 1999 (the
"Fourth Amendment") among Ascent Pediatrics, Inc. (the "Company"), Furman Selz Investors II L.P. ("Investors"), FS Employee Investors LLC ("Employee"), FS Parallel Fund L.P. ("Parallel" and together with Investors and Employee, the "Furman Selz Entities"), BancBoston Ventures Inc. ("BancBoston") and Flynn Partners ("Flynn"), (each of Investors, Employee, Parallel, BancBoston and Flynn are herein referred to individually as a "Purchaser", and collectively, as the "Purchasers").

                  WHEREAS, the Company and the Purchasers are parties to a Securities Purchase Agreement dated as of May 13, 1998, as amended September 30, 1998, February 16, 1999 and July 1, 1999 (the "Series G Purchase Agreement");

                  WHEREAS, pursuant to the Third Amendment dated as of July 1, 1999 (the "Third Amendment") to the Series G Purchase Agreement, the Furman Selz Entities advanced $2,000,000 to the Company and agreed to advance an additional $2,000,000 to the Company pursuant to the terms set forth therein;

                  WHEREAS, the Furman Selz Entities wish to purchase from the Company, and the Company wishes to issue and sell to the Furman Selz Entities,
(i) up to $10,000,000 aggregate principal amount of 7.5% Convertible Subordinated Notes of the Company substantially in the form attached hereto as Exhibit A (the "Fourth Amendment Convertible Notes"), and (ii) warrants substantially in the form attached hereto as Exhibit B (the "Fourth Amendment Warrants") to purchase up to an aggregate of 5,000,000 depositary shares of the Company ("Depositary Shares"), each Depositary Share representing one share of Common Stock of the Company subject to a call option and represented by a depositary receipt;

                  WHEREAS, the Furman Selz Entities and the Company desire to provide for such purchase and sale and to establish various rights and obligations in connection therewith; and

                  WHEREAS, in connection with such purchase and sale, the Purchasers and the Company desire to amend certain provisions of the Series G Purchase Agreement.

                  NOW THEREFORE, in consideration of these premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

         SECTION 1.1 Definitions and Interpretation.

         (a) All capitalized terms used herein which are not otherwise specifically defined herein shall have the respective meaning as ascribed thereto in the Series G Purchase Agreement.

         (b) Unless otherwise expressly indicated, all references contained herein to SECTIONS or other subdivisions or SCHEDULES refer to the corresponding SECTIONS and other subdivisions or SCHEDULES of the Series G Purchase Agreement.

         (c) The sections and the headings in the sections in this Fourth Amendment are for convenience only. Said sections and headings shall not be deemed to be part of this Fourth Amendment and in no way define, limit, extend or describe the scope or intent of its provisions.


                                   ARTICLE II
                      SALE AND PURCHASE OF FOURTH AMENDMENT
                 CONVERTIBLE NOTES AND FOURTH AMENDMENT WARRANTS

         Section 2.1       Advances.

         (a)      Amount and Term.

                  (i) Subject to the terms and conditions hereinafter set forth, each Furman Selz Entity severally agrees to make loans hereunder (each, a "Fourth Amendment Advance" and collectively the "Fourth Amendment Advances") in an aggregate amount not to exceed such Furman Selz Entity's Commitment Percentage (as defined in clause (ii) below) of $10,000,000 to the Company from time to time on any Business Day (as defined in clause (iv) below) occurring on and after the date hereof to and including June 30, 2001 (the "Termination Date").

                  (ii) "Commitment Percentage" shall mean, as to each Furman Selz Entity, the amount shown as such Furman Selz Entity's Commitment Percentage on Schedule 1 hereto.

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                  (iii) As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in the State of New York or the Commonwealth of Massachusetts are authorized by law to remain closed.

         (b) Fourth Amendment Convertible Notes. On the date hereof, the Company shall issue to each Furman Selz Entity a Fourth Amendment Convertible Note in an original principal amount equal to the Furman Selz Entity's Commitment Percentage of $10,000,000. There shall be attached to each Fourth Amendment Convertible Note, and maintained by the Company, a register in which the Company shall, from time to time, record (i) the date and amount of each Fourth Amendment Advance under the Fourth Amendment Convertible Note, and (ii) the date and amount of any principal and interest payments made by the Company under the Fourth Amendment Convertible Note. The entries made in the register by the Company shall be conclusive and binding for all purposes, absent manifest error.

         (c)      Making the Fourth Amendment Advances.

                  (i) Any Fourth Amendment Advance, including without limitation the initial Fourth Amendment Advance, shall be made on at least twelve (12) Business Days' notice (each, a "Notice") from the Company to each Furman Selz Entity specifying the date (which date shall be a Business Day) and the amount of such Fourth Amendment Advance. Upon fulfillment of the applicable conditions set forth in Section 2.2 hereof, each Furman Selz Entity shall pay the portion of such Fourth Amendment Advance equal to such Furman Selz Entity's Commitment Percentage of the aggregate amount specified in the Notice in United States dollars by wire transfer of same day funds to the account of the Company at such banking institution as may be designated by the Company.

                  (ii) Each Notice shall contain a certificate from the Chief Executive Officer of the Company that the conditions set forth in Section 2.2(c) below have been met.

                  (iii) Fourth Amendment Advances shall be made, upon fulfillment of the applicable conditions, in installments of no less than $250,000.

         Section 2.2  Conditions of Lending.

         (a) Obligation to Lend. Subject to the conditions set forth herein, each Furman Selz Entity hereby agrees to the making of Fourth Amendment Advances up to and until the Termination Date upon receipt of Notices from the Company. All obligations of the Furman Selz Entities hereunder shall be several, and not joint and several.

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         (b) Conditions to the Initial Fourth Amendment Advance. The agreement of each Furman Selz Entity to make the initial Fourth Amendment Advance is subject to the condition that each Furman Selz Entity shall have received the following, each dated as of the date hereof:

                  (i) The applicable Initial Fourth Amendment Warrant (as defined in Section 2.3) executed by the Company;

                  (ii) The applicable Fourth Amendment Convertible Note executed by the Company.

                  (iii) Certified copies of the resolutions of the Board of Directors of the Company approving this Fourth Amendment, the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants and all documents evidencing other necessary corporate action, governmental approvals and consents of other persons, if any, with respect to this Fourth Amendment, each Fourth Amendment Convertible Note and each Fourth Amendment Warrant.

                  (iv) All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to counsel for the Furman Selz Entity, and the Furman Selz Entities shall have received from Hale and Dorr LLP, counsel for the Company, such firm's opinion addressed to the Furman Selz Entities and dated the date hereof in the form attached hereto as Exhibit C.

                  (v) The Company shall have obtained the consent of Alpharma USPD Inc. ("Alpharma") to the transactions contemplated by this Fourth Amendment, and the Subordination Agreement (as defined below) shall have been amended to reflect the issuance of the Fourth Amendment Convertible Notes.

         (c) Conditions to Fourth Amendment Advances. The agreement of each Furman Selz Entity to make any Fourth Amendment Advance shall be subject to the fulfillment to their reasonable satisfaction, or the waiver by the Furman Selz Entities, on or prior to the date of such Fourth Amendment Advance of each of the following conditions:

                  (i) No event has occurred and is continuing which constitutes a Default or an Event of Default;

                  (ii) No event has occurred and is continuing which constitutes an Impairment Event (as defined by clause (ii) of the definition of "Impairment Event" in the Loan Agreement dated as of February 16, 1999 between the Company and Alpharma, as amended (the "Loan Agreement")); provided that this condition shall be

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deemed to be fulfilled if Alpharma agrees in writing that the occurrence of such an Impairment Event will not be a condition to its obligation to make the next Loan requested of it by the Company under the Loan Agreement.

         Section 2.3.  Warrants.

         (a) Initial Fourth Amendment Warrants. Upon execution of this Fourth Amendment, the Company will issue to each Furman Selz Entity a Fourth Amendment Warrant (each, an "Initial Fourth Amendment Warrant") to acquire a number of Depositary Shares equal to the product of such Furman Selz Entity's Commitment Percentage and 1,000,000, at an exercise price of $3.00 per share; provided that in the event that the Company is required hereunder to issue to a Furman Selz Entity a Fourth Amendment Warrant to purchase fractional Depositary Shares, the number of shares issuable upon exercise of such Fourth Amendment Warrant shall be rounded down to the nearest whole number.

         (b) Subsequent Fourth Amendment Warrants. Upon receipt of any Advance hereunder from a Furman Selz Entity, the Company will issue to such Furman Selz Entity a Fourth Amendment Warrant (each, a "Subsequent Fourth Amendment Warrant") to acquire:

                  (i) in the case of Advances hereunder which, together with all previous Advances hereunder total $4,000,000 or less, 1 Depositary Share of the Company (subject to appropriate adjustment for stock splits, stock dividends, reclassifications or any similar recapitalization affecting the Depositary Shares) for each $4.00 in principal amount of Advances made by such Furman Selz Entity;

                  (ii) in the case of Advances hereunder which, together with all previous Advances hereunder total from $4,000,001 to $7,000,000, 1 Depositary Share of the Company (subject to appropriate adjustment for stock splits, stock dividends, reclassifications or any similar recapitalization affecting the Depositary Shares) for each $3.00 in principal amount of Advances made by such Furman Selz Entity;

                  (iii) in the case of Advances hereunder which, together with all previous Advances hereunder total from $7,000,001 to $9,000,000, 1 Depositary Share of the Company (subject to appropriate adjustment for stock splits, stock dividends, reclassifications or any similar recapitalization affecting the Depositary Shares) for each $2.00 in principal amount of Advances made by such Furman Selz Entity; and

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                  (iv) in the case of Advances hereunder which, together with all previous Advances hereunder total from $9,000,001 to $10,000,000, 1 Depositary Share of the Company (subject to appropriate adjustment for stock splits, stock dividends, reclassifications or any similar recapitalization affecting the Depositary Shares) for each $1.00 in principal amount of Advances made by such Furman Selz Entity.

Each Subsequent Fourth Amendment Warrant shall have an exercise price of $3.00 per share (subject to appropriate adjustment for stock splits, stock dividends, reclassifications or any similar recapitalization affecting the Depositary Shares); provided that (i) in the event that the Company is required hereunder to issue to a Furman Selz Entity a Subsequent Fourth Amendment Warrant to purchase fractional Depositary Shares, the number of shares issuable upon exercise of such Subsequent Fourth Amendment Warrant shall be rounded down to the nearest whole number and (ii) in the event that subsequent to the date hereof the exercise price of the Initial Fourth Amendment Warrants issued on the date hereof is adjusted pursuant to Article III of such Initial Fourth Amendment Warrants, the initial exercise price of the Subsequent Fourth Amendment Warrants issued after the date hereof in connection with any subsequent Advance shall equal the adjusted exercise price of the Initial Fourth Amendment Warrants issued on the date hereof; and provided further that such Furman Selz Entity reaffirms the representations and warranties contained in Article IV.

         Section 2.4 Purchase Price Allocation. The Company and the Furman Selz Entities agree to use their best efforts to reach agreement with respect to the allocation of the purchase price for the Initial Fourth Amendment Warrants to be issued on the date hereof. The Company and the Furman Selz Entities further agree to use their best efforts to reach agreement with respect to the allocation of the purchase price for the Fourth Amendment Convertible Notes and Subsequent Fourth Amendment Warrants issued upon each Fourth Amendment Advance made hereunder.

         Section 2.5.      Third Amendment Advances.

         (a) The Furman Selz Entities each hereby confirm that, notwithstanding this Fourth Amendment, each Furman Selz Entity is and shall remain obligated to make advances under the Third Amendment (each, a "Third Amendment Advance") in accordance with the terms of the Third Amendment, as amended by this Section 2.5.

         (b) Clause (c)(ii)(b) of Section 2.2 of the Third Amendment is hereby deleted in its entirety and replaced with the following:


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                  "(b) notwithstanding the foregoing, the condition set forth in this clause (ii) shall not be deemed to be fulfilled if following such Advance and any advance under the Fourth Amendment dated as of October 15, 1999 to the Series G
                  Purchase Agreement made as of the date of such Advance hereunder, the Company would continue to be in a Negative Equity Position unless Alpharma agrees in writing that the occurrence of a Negative Equity Impairment Event will not be a condition to its obligation to make the next Loan (as defined in the Loan Agreement) requested of it by the Company under the Loan Agreement; and"

         SECTION 2.6 Security. As security for the full and timely payment of all Fourth Amendment Advances and the performance of the obligations contained herein in connection with the Fourth Amendment Advances, the Company covenants that it will, on or before the date of each Fourth Amendment Advance hereunder, do or cause to be done, all things necessary in the reasonable opinion of the Furman Selz Entities and their counsel, to grant the Furman Selz Entities a duly perfected security interest in all of the Collateral (as defined in the Loan Agreement) acquired by the Company with the proceeds of Secured Loans, such security interest to be junior to any security interest in the Collateral granted by the Company to Alpharma pursuant to the Second Supplemental Agreement (as defined below). At the request of the Furman Selz Entities, the Company will cause its duly authorized officers to execute on its behalf, any certificate, instrument, statement or document, or to take such other action which the Furman Selz Entities' counsel reasonably deems necessary, from time to time, to create, continue or preserve the Furman Selz Entities' security interest in and to the Collateral (and the perfection and priority thereof) as contemplated hereby, specifically including the execution of such security agreement and the filing of such financing statements in the form reasonably requested by counsel to the Furman Selz Entities.


                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Furman Selz Entities as follows:

         SECTION 3.1 Organization and Existence, etc. The Company (a) is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted, and (b) is duly qualified to do business as a foreign corporation and is in good standing (or the equivalent thereof under applicable law) in each jurisdiction in which the conduct of its business requires such qualification by reason of the ownership or leasing of property or otherwise (except for those jurisdictions in which the failure so to qualify does not have a Material Adverse Effect).

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"Material Adverse Effect" means, when used in connection with the Company, any development, change or effect that is materially adverse to the business, properties, assets, net worth, financial condition, results of operations or future prospects (including without limitation, future equity value) of the Company and its Subsidiaries taken as a whole.

         SECTION 3.2 Capitalization of the Company.

         (a) As of the date hereof, (i) the Company's authorized capital stock consists of: (1) 60,000,000 shares of Common Stock, of which 9,643,833 shares are validly issued and outstanding, fully paid and non-assessable, each of which shares is subject to a call option held by Alpharma, represented by a Depositary Share and held of record by State Street Bank and Trust Company, as Depositary, and (2) 5,000,000 shares of "blank check" preferred stock, $.01 par value per share, of which 7,000 shares have been designated Series G Convertible Exchangeable Preferred Stock, all of which shares were exchanged for 8% convertible subordinated notes of the Company on July 23, 1999; and (ii) the Company has outstanding the securities set forth on Schedule 3.2 attached hereto which are convertible into or exercisable or exchangeable for Common Stock (the "Derivative Securities").

         (b) All the issued and outstanding shares of capital stock of the Company are free of preemptive and similar rights and have been offered, issued, sold and delivered by the Company in transactions in compliance with the applicable federal, state and foreign securities laws. Other than as set forth in Schedule 3.2 attached hereto, there are no outstanding agreements or commitments requiring the Company to issue capital stock or Derivative Securities as of the date hereof.

         SECTION 3.3  Authorization; Binding Obligations.

         (a) The Company has full power and authority to execute and deliver this Fourth Amendment, the Fourth Amendment Convertible Notes, the Fourth Amendment Warrants and such other documents furnished or to be furnished by the Company hereunder. This Fourth Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The issuance, offering and sale of the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants pursuant to this Fourth Amendment and the compliance by the Company with the provisions of this Fourth Amendment, the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants, and the consummation of the other transactions herein contemplated, will not result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company pursuant to the terms or

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provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the Certificate of Incorporation and Bylaws of the Company, (ii) subject to Alpharma's consent to this Fourth Amendment and the transactions contemplated hereby, any contract or other agreement to which the Company is a party or by which the Company or any of its properties is bound or
(iii) any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body, domestic or foreign, applicable to the business or properties of the Company, except, with respect to clauses (ii) and (iii), circumstances that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (b) The Fourth Amendment Convertible Notes have been duly authorized for issuance and the Depositary Shares issuable upon conversion of the Fourth Amendment Convertible Notes have been duly authorized and reserved for issuance, and (i) the Fourth Amendment Convertible Notes have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, (ii) the principal amount outstanding under the Fourth Amendment Convertible Notes will be convertible into Depositary Shares in accordance with the provisions of this Fourth Amendment and the Fourth Amendment Convertible Notes, and (iii) the Depositary Shares initially issuable upon such conversion, when issued and delivered in accordance with the provisions of this Fourth Amendment and the Fourth Amendment Convertible Notes, will be validly issued, fully paid and nonassessable.

         (c) The Fourth Amendment Warrants have been duly authorized for issuance and the Depositary Shares issuable upon exercise of the Fourth Amendment Warrants have been duly authorized and reserved for issuance and (i) the Initial Fourth Amendment Warrants being delivered on the date hereof have been, and the Subsequent Fourth Amendment Warrants being delivered after the date hereof in connection with any subsequent Advance, when delivered, will have been, duly executed and delivered by the Company in accordance with this Fourth Amendment and constitute and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, (ii) the Fourth Amendment Warrants will be exercisable for Depositary Shares in accordance with their terms, and (iii) the Depositary Shares issuable upon exercise of the Fourth Amendment Warrants, when issued and delivered in accordance with the provisions of the Fourth Amendment Warrants, will be validly issued, fully paid and nonassessable.


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         SECTION 3.4 Compliance with Instruments, etc. Except as set forth on
Schedule 3.4 hereto, the Company is not in breach or violation of, or in default under, any term or provision of (i) its Certificate of Incorporation and Bylaws,
(ii) subject to Alpharma's approval of this Fourth Amendment and the transactions contemplated hereby and the execution on the date hereof of the Second Supplemental Agreement (the "Second Supplemental Agreement") by and among the Company, Alpharma., Alpharma Inc., State Street Bank and Trust Company and the Purchasers, any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note agreement, debt instrument or other agreement or instrument to which it is a party or by which it is bound or to which any of its property is subject, the effect of which breach, violation or default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or of any arbitrator, court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its respective activities or properties and the effect of which breach, violation or default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

         SECTION 3.5 Litigation. Except as set forth on Schedule 3.5 hereto, there are no actions, suits, proceedings or investigations pending, or, to the knowledge of the Company, threatened, against the Company before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or any actions, suits, proceedings or investigations pending, or, to the knowledge of the Company, threatened, which challenge the validity of any action taken or to be taken pursuant to or in connection with this Fourth Amendment or the issuance of the Fourth Amendment Convertible Notes or the Fourth Amendment Warrants and the Depositary Shares issuable upon the conversion or exercise thereof which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As it pertains to the Company, when used herein, the phrases "to the knowledge of" or derivatives thereof shall mean the actual knowledge of the Chief Executive Officer or Vice President, Finance of the Company.

         SECTION 3.6 Offering. Subject to the Furman Selz Entities' representations and warranties in Article IV of this Fourth Amendment, the offer, sale and issuance of the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants as contemplated by this Fourth Amendment are not subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and neither the Company nor anyone acting on its behalf, has taken or will take any action that would cause such registration requirements to be applicable.

         SECTION 3.7 Permits; Governmental and Other Approvals. Subject to the consent of Alpharma to this Fourth Amendment and the transactions contemplated hereby, no

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approval, consent, authorization or other order of, and no designation, filing, registration, qualification or recording with, any governmental authority, domestic or foreign, is required for the Company's performance of this Fourth Amendment or the consummation of the transactions contemplated hereby except for the filing of a Form D under the Securities Act and the filing of a Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         SECTION 3.8 Subsidiaries. The Company has no subsidiaries and owns no securities of other corporations or entities other than short-term money market investments.

                                   ARTICLE IV
           REPRESENTATIONS AND WARRANTIES OF THE FURMAN SELZ ENTITIES

         Each Furman Selz Entity, severally and not jointly, hereby represents and warrants to the Company that (i) it is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act, (ii) it has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company,
(iii) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, (iv) it is acquiring the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants and the Depositary Shares issuable upon the conversion or exercise thereof for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof; nor with any present intention of distributing or selling the same; and, except as contemplated by the Series G Purchase Agreement or this Fourth Amendment, such Furman Selz Entity has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof, (v) it is not in material breach or violation of, or in default under, any term or provision of (A) its organizational and governing documents, (B) any indenture, mortgage, deed of trust, voting trust agreement, stockholders, partners or members agreement, note agreement or other agreement or instrument to which it is a party or by which it is or may be bound or to which any of its property is or may be subject, or (C) any statute, judgment, decree, order, rule or regulation applicable to such Furman Selz Entity or of any arbitrator, court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over such Furman Selz Entity or any of its activities or properties, (vi) any Furman Selz Entity which is a corporation, partnership, limited liability company or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company, (vii) it understands that the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants and the Depositary Shares issuable upon the conversion or exercise thereof have not been registered under the Securities Act and it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any of the Fourth Amendment Convertible Notes or

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the Fourth Amendment Warrants or the Depositary Shares issuable upon the conversion or exercise thereof except pursuant to an exemption from, or otherwise in a transaction not subject to, the registration requirements of the Securities Act or pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with any applicable state securities or "blue sky" laws and (viii) it understands that the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants and any certificates representing the Depositary Shares issuable upon the conversion or exercise thereof and any other securities issued in respect of such securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under other applicable securities laws):

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         Each Furman Selz Entity further represents that (i) it has full power and authority to execute, deliver and perform this Fourth Amendment, (ii) the person executing this Fourth Amendment on behalf of such Furman Selz Entity has the appropriate authority to act on behalf of such Furman Selz Entity, (iii) this Fourth Amendment has been duly authorized, executed and delivered by such Furman Selz Entity and constitutes a legal, valid and binding agreement of such Furman Selz Entity, enforceable against such Furman Selz Entity in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, and (iv) it has not employed any broker or finder in connection with the transactions contemplated by this Fourth Amendment. To the best of its knowledge, each Furman Selz Entity acknowledges receipt of, and the opportunity to review, the information that it believes necessary to make an investment in the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants and the Depositary Shares issuable upon the conversion or exercise thereof.

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                                    ARTICLE V
                  AMENDMENTS TO THE SERIES G PURCHASE AGREEMENT

SECTION 5.1 Agreement of Furman Selz Entities. Each of the Furman Selz Entities, by its execution of this Fourth Amendment, hereby joins in and agrees to be bound by and subject to the provisions of Articles VII, VIII, IX, X, XI, XII, XIII, XIV, XV, XVI and XVII of the Series G Purchase Agreement, all as amended from time to time in accordance with Article XIV of the Series G Purchase Agreement, as a Purchaser or a Holder thereunder, with respect to the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants issued or issuable to such Furman Selz Entities and the Depositary Shares issued or issuable upon conversion or exercise thereof.

         SECTION 5.2 Definitions. For purposes of Articles VII, VIII, IX, X, XI, XII, XIII, XIV, XV, XVI and XVII of the Series G Purchase Agreement: (a) the terms "Notes" and "Convertible Notes" shall hereby be amended to include the Fourth Amendment Convertible Notes; (b) the term "Note Conversion Shares" shall hereby be amended to include the Depositary Shares issued or issuable upon conversion of the Fourth Amendment Convertible Notes; (c) the term "Warrants" shall hereby be amended to include the Fourth Amendment Warrants; (d) the term "Warrant Shares" shall hereby be amended to include the Depositary Shares issued or issuable upon exercise of the Fourth Amendment Warrants; and (e) the term "Securities" shall hereby be amended to include the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants.

         SECTION 5.3 Conversion. Article XII of the Series G Purchase Agreement is hereby amended as follows:

         (a) Section 12.1 of Article XII is hereby amended by inserting immediately following the definition of "Person" the following definitions:

         "Convertible Notes" means the 8% Convertible Notes, the Third Amendment Convertible Notes and the Fourth Amendment Convertible Notes.

         "Fourth Amendment Convertible Notes" means the 7.5% convertible notes issued as of October 15, 1999."

         (b) Section 12.2 of Article XII is hereby deleted in its entirety and the following paragraph is hereby inserted in lieu thereof:

         "12.2 Right of Conversion; Conversion Price.

         (a) Conversion to Common Stock. Any holder of Convertible Notes shall have the right, at its option, at any time to convert, subject to the terms and provisions of this Article

XII, such Convertible Notes into shares of Common Stock upon surrender of the Convertible Notes to be so converted, accompanied by written notice of conversion duly executed, to the Company, and, if so required by the Company, duly endorsed to the Company or in blank or accompanied by proper instruments of transfer to the Company or in blank. The 8% Convertible Notes shall be convertible at the conversion price of $4.75 per share of Common Stock, or in case an adjustment of such price has taken place pursuant to the provisions of this Article XII, the price as last adjusted (such price or adjusted price being referred to herein as the "8% Note Conversion Price"). The Third Amendment Convertible Notes shall be convertible at the conversion price of $3.00 per share of Common Stock, or in case an adjustment of such price has taken place pursuant to the provisions of this Article XII, the price as last adjusted (such price or adjusted price being referred to herein as the "Third Amendment Conversion Price"). The Fourth Amendment Convertible Notes shall be convertible at the conversion price of $3.00 per share of Common Stock, or in case an adjustment of such price has taken place pursuant to the provisions of this
Article XII, the price as last adjusted (such price or adjusted price being referred to herein as the "Fourth Amendment Conversion Price," and together with the 8% Note Conversion Price and the Third Amendment Conversion Price, the "Conversion Price"). The number of shares of Common Stock issuable upon such conversion shall be equal to (a) the aggregate principal amount of the Convertible Note to be converted plus accrued but unpaid interest thereon to the date of conversion, divided by (b) the applicable Conversion Price. Whenever the Conversion Price in effect shall be adjusted pursuant to this Article XII, the Company shall promptly provide to each holder of Convertible Notes a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price, which notice shall be signed on behalf of the Company by the President and the Chief Financial Officer of the Company and shall set forth in reasonable detail a calculation to the nearest cent of the Conversion Price, the method of calculation and the facts requiring such adjustment.

         (b) Conversion to Depositary Shares; Call Option Exercise. Notwithstanding the foregoing, from and after July 23, 1999 until the Option Determination Date (as defined in the Depositary Agreement dated as of February 16, 1999 by and among the Company, Alpharma and State Street Bank and Trust Company (the "Depositary Agreement")), each Convertible Note shall be convertible into a number of depositary shares, each Depositary Share representing one share of Common Stock of the Company subject to a call option (a "Depositary Share"), equal to the number of shares of Common Stock that would otherwise be issuable upon conversion of such Convertible Note. From and after the Option Expiration Date (as defined in the Depositary Agreement), each Convertible Note shall be convertible into Common Stock of the Company in accordance with subclause (a) of this Section 12.2."

         (c) Section 12.4 of Article XII is hereby amended by deleting Section 12.4(c) in its entirety and inserting in lieu thereof the following:

                  "(c) Notwithstanding Sections 12.4(a) and (b), no adjustment to the applicable Conversion Price with respect to the Convertible Notes shall be made in connection with the issuance of:

                  (i) the Securities and the securities issued or issuable upon conversion or exercise of the Securities, or other Derivative Securities outstanding as of June 1, 1998;

                  (ii) shares of Common Stock or rights, options or warrants to acquire Common Stock issued to directors, employees or consultants of the Company pursuant to a stock option plan, employee stock purchase plan, restricted stock plan or other similar stock plan or agreement (and, in the case of rights, options, or warrants, the Common Stock issued or issuable upon exercise thereof) and approved by the Board of Directors;

                  (iii) the Direct Purchase Shares and the shares of Common Stock issuable pursuant to the letter agreement dated February 16, 1999 among the Company and FS Private Investments LLC;

                  (iv) the Third Amendment Convertible Notes and the associated Third Amendment Warrants and the shares of Common Stock issued or issuable upon conversion or exercise thereof; and

                  (v) the Fourth Amendment Convertible Notes and the associated Fourth Amendment Warrants and the securities issued or issuable upon conversion or exercise thereof."

         SECTION 5.4 Secured Loans. Article VIII of the Series G Purchase Agreement is hereby amended as follows:

         (a) Section 8.2 of Article VIII is hereby amended by adding the following clause to the beginning of the first sentence thereof:

              "Except for any security interest in the Collateral with respect to Secured Loans or Fourth Amendment Advancements,".

         (b) Section 8.12 of Article VIII is hereby amended by deleting clause
(iii) in its entirety and replacing it with the following:

                  "(iii) securities permitted by Section 8.1(g) of the Loan Agreement."

         (c) Section 8.15 of Article VIII is hereby amended by adding the following definitions:

                  "Secured Loans" means all Project Loans and all Screened
              Project Loans (each as defined in the Second Supplemental Agreement dated October 15, 1999 by and between the Company, Alpharma USPD Inc., Alpharma Inc., State Street Bank and Trust Company and the Purchasers).

                  "Collateral" means all assets, properties, contract rights and other intangibles and choses in action purchased, licensed or otherwise acquired by the Company with the proceeds of a Secured Loan.

                                   ARTICLE VI
                     OTHER AGREEMENTS, WAIVERS AND CONSENTS

         SECTION 6.1 Seniority of Notes. The Furman Selz Entities hereby agree that the 7.5% Convertible Subordinated Note in the aggregate principal amount of up to $40,000,000 (the "Alpharma Convertible Note") issued by the Company on February 19, 1999 to Alpharma pursuant to the Loan Agreement dated as of February 16, 1999 by and among the Company, Alpharma and Alpharma Inc., as amended (the "Alpharma Loan Agreement"), shall rank pari passu in right of payment with the Fourth Amendment Convertible Notes, the Third Amendment Convertible Notes, the Subordinated Notes and the Convertible Notes issuable upon exchange of the Preferred Stock, except as otherwise provided in the Subordination Agreement dated as of February 16, 1999 among the Company, the Purchasers and Alpharma, as amended (the "Subordination Agreement").

         SECTION 6.2 Consent to Issuance of the Fourth Amendment Convertible Notes and Fourth Amendment Warrants. The Purchasers hereby consent, in all respects under the Series G Purchase Agreement, including without limitation under Sections 8.1 and 8.7, to the consummation of the transactions contemplated by this Fourth Amendment, including without limitation the issuance of the Fourth Amendment Convertible Notes and the Fourth Amendment Warrants.

         SECTION 6.3 Rights of First Refusal. The Purchasers hereby waive any rights of first refusal held by the Purchasers under Section 7.7 of the Series G Purchase Agreement which were, are or may be applicable to (i) the issuance of the Fourth Amendment Convertible Notes and the Depositary Shares issuable upon the conversion thereof and (ii) the issuance of the Fourth Amendment Warrants and the Depositary Shares issuable upon the exercise thereof.

         SECTION 6.4 Antidilution Adjustment. The Purchasers hereby agree that no adjustment shall be made to the Conversion Price of the Convertible Notes under Section 12.4 of the Purchase Agreement or the Warrant Price and the Warrant Shares under Article III of the Warrants or under Article III of the Third Amendment Warrants with respect to

(i) the issuance of the Fourth Amendment Convertible Notes and the Depositary Shares issuable upon the conversion thereof and (ii) the issuance of the Fourth Amendment Warrants and the Depositary Shares issuable upon the exercise thereof.

                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1 The Series G Purchase Agreement. Except as amended by this Fourth Amendment, the Series G Purchase Agreement shall remain in full force and effect in accordance with its terms. This Fourth Amendment shall be deemed to be included in the Series G Purchase Agreement as defined above.

         SECTION 7.2 Governing Law. The rights and obligations of the parties under or pursuant to this Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7.3 Expenses. The Company will pay all reasonable legal fees and disbursements of counsel for the Furman Selz Entities incurred with respect to the negotiation, execution and consummation of this Fourth Amendment and the transactions contemplated by this Fourth Amendment.

         SECTION 7.4 References to Series G Purchase Agreement. Whenever in any certificate, letter, notice or other instrument reference is made to the Series G Purchase Agreement, such reference without more shall include this Fourth Amendment.

         SECTION 7.5 Amendments to Alpharma Agreements. No amendment to the Alpharma Loan Agreement or any of the Ancillary Agreements shall have the effect of changing the meaning of any provision of this Fourth Amendment or the Series G Purchase Agreement without the consent of the Purchasers (and permitted assignees of the Purchasers) in accordance with Article XIV of the Series G Purchase Agreement.

         SECTION 7.6 Counterparts. This Fourth Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of the contents of this Fourth Amendment to produce or account for more than one such counterpart.

         SECTION 7.7 Effectiveness. This Fourth Amendment to the Series G Purchase Agreement shall be effective on the date hereof.

         SECTION 7.8 Depositary Share Conversion. From and after the Option Expiration Date, the term Depositary Shares as used herein shall be deemed to include the shares of Common Stock issuable upon the exchange of the Depositary Shares upon expiration of the Call Option (as defined in the Depositary Agreement).

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF this Fourth Amendment has been executed by duly authorized representatives of the parties hereto on the day, month and year first above written.

                                ASCENT PEDIATRICS, INC.


                                By: /s/ Emmett Clemente
                                    ---------------------------------
                                    Name: Emmett Clemente
                                    Title: Chairman


                                FURMAN SELZ INVESTORS II L.P.
                                FS EMPLOYEE INVESTORS LLC
                                FS PARALLEL FUND L.P.

                                By:  FS PRIVATE INVESTMENTS LLC,
                                     MANAGER

                                By: /s/ James L. Luikart
                                    ---------------------------------
                                    Name: James L. Luikart
                                    Title: Managing Member


                                BANCBOSTON VENTURES INC.


                                By: /s/ Marcia T. Bates
                                    ---------------------------------
                                    Name: Marcia T. Bates
                                    Title: Managing Director


                                FLYNN PARTNERS


                                By: /s/ James E. Flynn
                                    ----------------------------------
                                    Name: James E. Flynn, General Partner
                                          Flynn Partners

                                   Schedule 1

                             COMMITMENT PERCENTAGES


Furman Selz Entity                                   Commitment Percentage

Furman Selz Investors II LP                          88.15555%
FS Employee Investors LLC                             7.55555%
FS Parallel Fund LP                                   4.28890%

                                  SCHEDULE 3.2

                                 Capitalization

Pursuant to the terms of the Depositary Agreement dated as of February 16, 1999 by and among the Company, Alpharma, USPD Inc. and State Street Bank and Trust Company, as amended (the "Depositary Agreement"), each share of Common Stock of the Company is held of record by State Street Bank and Trust Company, as Depositary, is represented by a Depositary Share, and is subject to a call option held by Alpharma USPD Inc.

The following securities outstanding securities of the Company are convertible into or exercisable for Depositary Shares:

1. Warrants to purchase an aggregate of 555,063 and 218,195 Depositary Shares at an exercise price of $0.01 and $5.29 per share, respectively, issued to Triumph- Connecticut Limited Partnership and certain affiliated persons and entities.

2. $1,749,126 aggregate principal amount of 8% subordinated notes and $7,000,000 aggregate principal amount of 8% convertible subordinated notes issued to the Purchasers pursuant to the Series G Purchase Agreement.

3. $2,000,000 aggregate principal amount of 7.5% convertible subordinated notes and warrants to purchase an aggregate of 300,000 Depositary Shares issued to the Furman Selz Entities pursuant to the Third Amendment.

3. Convertible Subordinated Note in the principal amount of up to $40.0 Million issued on February 19, 1999 to Alpharma USPD, Inc.

4. Warrants to purchase an aggregate of 103,891 Depositary Shares at an exercise price of $10.59 per share, 496,033 Depositary Shares at an exercise price of $9.00 per share and 48,449 Depositary Shares at weighted average exercise price of $4.60 per share.

5. The Company maintains an Employee Stock Purchase Plan that provides for the purchase of up to an aggregate of 500,000 Depositary Shares by employees of the Company.

6. The Company maintains a Director Stock Option Plan that provides for the issuance of up to 300,000 Depositary Shares to non-employee directors of the Company pursuant to the exercise of options granted thereunder.

7. The Company maintains a 1992 Equity Incentive Plan that provides for the issuance of up to 1,850,000 Depositary Shares to employees, officers and directors of and consultants to Company pursuant to the exercise of options granted thereunder.

8. The Company maintains a 1999 Stock Inventive Plan that provides for the issuance of up to 500,000 Depositary Shares to employees, officers and directors of and consultants to Company pursuant to the exercise of options granted thereunder.

Pursuant to the terms of the Third Amendment, the Company has agreed to issue the Furman Selz Entities warrants to purchase up to an additional 300,000 Depositary Shares in connection with the borrowing of the remaining $2,000,000 available thereunder.

                                  SCHEDULE 3.4
                           Compliance With Instruments

The consent of Alpharma USPD Inc. is required for execution of the Fourth Amendment and the consummation of the transactions contemplated thereby.

                                  SCHEDULE 3.5

                                   Litigation

         None.


                                       24